UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                FORM 8-K-AMENDED
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 6, 2002

                        (Date of Earliest Event Reported)


                                   GEXA CORP.

             (Exact Name of Registrant as Specified in its Charter)

     Texas                         0-16179                76-0670175
     -----                         -------                ----------
(State or other           (Commission File Number)     (IRS Employer
 jurisdiction of                                      Identification No.)
 incorporation)


24 Greenway Plaza- Suite                                    77046
    1826, Houston, TX                                       -----
------------------------                                  (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 961-9399
                                                           --------------



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Table of Contents
                                                            Page
Item 1. Changes in Control of Registrant.                     2
Item 2. Acquisition or Disposition of Assets.                 2
Item 3. Bankruptcy or Receivership.                           2
Item 4. Changes in Registrant's Certifying Accountants.       2
Item 5. Other Events and Regulation FD Disclosure.            2
Item 6. Resignations of Registrant's Directors.               3
Item 7. Financial Statements and Exhibits.                    3
Item 8. Changes in Fiscal Year.                               4
Item 9. Regulation FD Disclosure.                             4

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
Gexa Corp. is filing this Form 8-K reporting a change in accountants, which change took place during the period ended June 30, 2002. The effective date of the Company's change in accountant was June 28, 2002, as disclosed below

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(a) (1) Previous Independent Accountant

(i) Effective June 28, 2002, and directly as a result of the creation of the Company's Independent Audit Committee and by the consent of the Company's board of directors, the Company's independent accountant Grassano Accounting, P.A.., Certified Public Accountants that had audited the Company's financial statements for the year ended December 31, 2001 was dismissed on June 28, 2002, and the Company appointed Hein & Associates, L.L.P. Certified Public Accountants. Grassano Accounting, P.A. was engaged by the Company to conduct the Audits of its financial statements for the years 1992 through 2001.

(ii) The report of Grassano Accounting, P.A., on the financial statements of the Company for the fiscal year ended December 31, 2001 that were included in the Company's Annual Report on Form-10KSB filed on March 27, 2002.For either of the past two years, our financials contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the Company's two most recent fiscal years and during all subsequent interim periods preceding the dismissal of Grassano Accounting, PA, the Company has had no disagreements with its former accountants, Grassano Accounting P.A., Certified Public Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(iv) The decision to change accountants was a result of the change in the Company's Independent Audit Committee, to engage Hein & Associates, L.L.P. certified public accountants, as the Company's independent accountants to replace Grassano Accounting, P.A., Certified Public Accountants. This action was ratified by the Company's board of directors.

(a) (2) Engagement of New Independent Accountant.

Effective as of June 28, 2002, Hein & Associates, L.L.P. Certified Public Accountants, had been engaged by the Company as its new independent accountant to audit the Company's financial statements.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANTS' DIRECTORS.
Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Letter from Prior Accountants indicating they have read and agree with the
Item 4 disclosures regarding the change in accountants.

(b) Exhibits

Exhibit No.                       Description

3.1 Articles of Incorporation of Gexa Corp. filed under the laws of the State of Texas, filed June 21, 2001 and is incorporated herewith.
3.2 Bylaws of Gexa Corp. filed June 21, 2001 and is incorporated herewith.
13(i) The Registrant's Current Report on Form 8-K filed on June 21, which is incorporated by reference.

ITEM 8. CHANGE IN FISCAL YEAR.
Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.
Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEXA CORP.
By:/s/ Marcie Zlotnik
Marcie Zlotnik, President
Houston, TX
July 23, 2002